UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 17, 2006

                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                001-16783             95-4097995
(State or Other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)         File Number)         Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 17, 2006, we amended our senior credit facility pursuant to that certain First Amendment to Credit & Guaranty Agreement by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger, joint bookrunner and sole syndication agent, Wells Fargo Bank, N.A., as joint lead arranger, joint bookrunner and administrative agent and Union Bank of California, N.A., as Documentation Agent. In this report we refer to the First Amendment to Credit & Guaranty Agreement as the First Amendment.

The First Amendment increases the amount of funds which we may use annually for Consolidated Capital Expenditures from $40 million to $65 million, and for Permitted Acquisitions from $50 million to $75 million.

A copy of the First Amendment is attached to this Form 8-K as Exhibit 10.1.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     10.1 First Amendment to Credit & Guaranty Agreement dated February 17, 2006, by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and sole syndication agent, and Wells Fargo Bank, N.A., as joint lead arranger and administrative agent.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 17, 2006                           VCA Antech, Inc.



                                            /s/ Tomas W. Fuller
                                            ------------------------------------
                                            By:  Tomas W. Fuller
                                            Its: Chief Financial Officer



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

                                  EXHIBIT INDEX

Exhibits

     10.1 First Amendment to Credit & Guaranty Agreement dated February 17, 2006, by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and sole syndication agent, and Wells Fargo Bank, N.A., as joint lead arranger and administrative agent.




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